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                                EXHIBIT 10.27

                      Exchange Agreement, by and between
              the Registrant and Everbright Finance & Investment
                        Co. Ltd., dated July 22, 1996



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                               EXCHANGE AGREEMENT

                 THIS EXCHANGE AGREEMENT ("Agreement") is made as of the 22nd day of July, 1996, by and among CHINA RESOURCES DEVELOPMENT, INC., a Nevada corporation (the "Issuer"), and EVERBRIGHT FINANCE & INVESTMENT CO. LTD., a Hong Kong company (the "Holder").

                              W I T N E S S E T H:

                 WHEREAS, the Issuer has previously issued to certain shareholders an aggregate of 6,400,000 shares of the Issuer's Series A Preferred Stock, $1.00 par value (the "Series A Stock"), all of which shares of Series A Stock have been acquired by Holder; and

                 WHEREAS, the Holder has requested that the Issuer exchange the Series A Stock for shares of Issuer's common stock, $.001 par value (the "Common Stock"), and the Issuer has so agreed, subject to the terms of this Agreement.

                 NOW, THEREFORE, for and in consideration of the agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and confessed, the parties agree as follows:

                 1.       Exchange.

                          a.      Exchange Shares.  All Series A Stock shall be
exchanged for Common Stock based on an exchange rate of five shares of Common Stock for each share of Series A Stock. In accordance therewith, no later than August 26, 1996, provided the conditions set forth in Sub-paragraph 1.c below are met, the Holder shall deliver to the Issuer the stock certificate representing the 6,400,000 shares of Series A Stock held by the Holder (which constitute all of the Issuer's authorized, issued and outstanding shares of Series A Stock), properly endorsed for transfer, and the Issuer shall deliver to the Holder a stock certificate representing 32,000,000 shares of Common Stock (the "Exchange Shares") in exchange (the "Exchange") for the Holder's 6,400,000 shares of Series A Stock.

                          b.      Waiver of Dividend and Distribution Rights;
Restriction on Public Trading. In order to induce the Issuer to effect the Exchange, the Holder hereby waives its rights and those of its transferees, for a period of seven years from the date of this Agreement, (i) to receive dividends in connection with the Exchange Shares, and (ii) to receive distributions in the event of liquidation of the Issuer. The Holder further agrees to the placement of a legend on the certificate or certificates representing the Exchange Shares, for a period of seven years from the date hereof, in substantially the following form:

                 THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE
                 HAVE BEEN ACQUIRED PURSUANT TO AN EXCHANGE
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                 AGREEMENT DATED JULY 22, 1996 (THE "AGREEMENT"), BETWEEN CHINA
                 RESOURCES DEVELOPMENT, INC. (THE "COMPANY") AND THE HOLDER HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY,
                 AND ARE SUBJECT THE PROVISIONS OF THE AGREEMENT. IN ACCORDANCE WITH THE AGREEMENT, THROUGH JULY 22, 2003, THE HOLDER HEREOF HAS WAIVED ITS RIGHTS, AND THOSE OF ITS TRANSFEREES, TO RECEIVE ANY DIVIDENDS IN CONNECTION WITH THE SHARES REPRESENTED
                 HEREBY OR DISTRIBUTIONS IN THE EVENT OF LIQUIDATION OF THE COMPANY, WHICH MIGHT OTHERWISE BE PAYABLE TO HOLDERS OF THE COMPANY'S CAPITAL STOCK.

In addition, the Holder and the Issuer agree that the Issuer, for a period of four years from the date of this Agreement, will not include the Exchange Shares in any registration statement filed by the Issuer and will not take any action to facilitate the registration of the Exchange Shares. The Holder further agrees to the placement of an additional legend on the certificate or certificates representing the Exchange Shares, for a period of four years from the date hereof, in substantially the following form:

                 THE HOLDER HEREOF UNDERSTANDS THAT THE SHARES REPRESENTED HEREBY WILL NOT BE REGISTERED BY THE COMPANY PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND THAT THESE SHARES MAY NOT BE SOLD OR TRANSFERRED ABSENT SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

The Holder also agrees that any transfer of the Exchange Shares will be conditioned upon the receipt by the Issuer of the transferee's written waiver of dividend and distribution rights and acceptance of restrictions on public trading.

                          c.      Exchange.  The Exchange shall occur as of the
date of this Agreement (the "Effective Date"), provided that the Issuer's Board of Directors shall have received a report from an independent valuation firm selected by the Board of Directors at the Issuer's expense, which report indicates that the market value of the Holder's 6,400,000 shares of Series A Stock is equivalent to or greater than the market value of the Exchange Shares. In the event that such a report is not received by the Issuer's Board of Directors prior to August 26, 1996, then the Exchange shall not occur, this Agreement shall cease to be effective and the parties hereto shall have no obligation to consummate the Exchange as set forth in Sub-paragraph 1.a above. The parties acknowledge and agree that there are no other conditions to the obligation of the Holder to exchange the Series A Stock for the Exchange Shares.

                 2. Representations and Warranties of Issuer. Issuer represents and warrants to the Holder as follows:



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                          a.      Issuer.  Issuer is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada.

                          b.      Authority.  Issuer has all necessary
corporate power and authority to enter into and carry out this Agreement. All corporate actions and proceedings on the part of Issuer, its directors and shareholders necessary for the authorization, execution, delivery and performance by Issuer of this Agreement and the transactions contemplated hereby, including, without limitation, the authorization, issuance and delivery of the Exchange Shares, have been lawfully and validly taken. This Agreement is the valid and binding obligation of the Issuer, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws and principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights in general and by general principles of equity and except that the enforcement of the indemnity provisions of Paragraph 5 may be limited by federal or state securities laws, other laws or the public policy underlying any such laws.

                          c.      Fully Paid and Non-Assessable Shares.  Upon
the Exchange, the Exchange Shares will be duly authorized, validly issued, fully paid and non-assessable, and will be free of any liens, charges, encumbrances, restrictions on transfer or preemptive rights (except such that arise by acts of the Holder, under federal, state or foreign securities laws or that exist by reason of any agreement heretofore entered into between the Holder and the Issuer) (each, a "Lien").

                          d.      No Violation.  Neither the execution,
delivery and performance by Issuer of this Agreement, the consummation of the transactions contemplated hereby nor the issuance of the Exchange Shares will:
(i) violate any provision of Issuer's Articles of Incorporation, as amended from time to time, or Issuer's By-Laws; (ii) violate any provision of any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Issuer or any of its properties or assets is subject, which violation could have, singly or in the aggregate, a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of Issuer; or (iii) violate, breach, constitute a default under, permit the termination or acceleration of, or result in the creation of any Liens upon the Exchange Shares or any material property of Issuer under any agreement, instrument or obligation to which Issuer is a party or by which it or any of its properties or assets is bound, which violation, breach, default, termination acceleration or Lien could have, singly or in the aggregate, any material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of Issuer.





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                          e.      No Defaults.  Issuer is not in violation of:
(i) its Articles of Incorporation or By-Laws as in effect on the effective date of this Agreement; (ii) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority, which violation could have, singly or in the aggregate, a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of Issuer; or (iii) any material agreement to which Issuer is a party or by which any of its properties or assets is bound, which violation could have, singly or in the aggregate, a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of Issuer.

                          f.      No Consents.  No notice to or filing with,
and no authorization, consent or approval of, any domestic or foreign court or any public or governmental body or authority is necessary for the consummation by Issuer of the transactions contemplated by this Agreement or the issuance of the Exchange Shares except: (i) as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the securities or Blue Sky laws of any jurisdiction or the corporate laws of the State of Nevada (including the Filing), (ii) notices or filings of which the failure to give or make, or authorizations, consents and approvals of which the failure to obtain, is based on information given to Issuer by the Holder with respect to the Holder or its business, operations or ownership; and (iii) notices or filings of which the failure to give or make, and authorizations, consents and approvals of which the failure to obtain, would not individually or in the aggregate, have a material adverse effect on the business, properties, condition (financial or otherwise), results of operations or prospects of Issuer or adversely affect the operations or prospects of Issuer to consummate the transactions contemplated by this Agreement.

                          g.      No Brokers or Finders.  Issuer has retained
no finder or broker in connection transactions contemplated by this Agreement and hereby agrees to indemnify and hold the Holder harmless from any liability for any commission or compensation in the nature of an agent's fee to any broker or other individual or entity (and the costs and expenses of defending against such liability or asserted liability) arising from any act by Issuer or any of its agents.

                 3. Representations and Warranties of Holder. The Holder hereby represents and warrants to Issuer as follows:

                          a.      Holder.  The Holder is a company duly
organized, validly existing and in good standing under the laws of the jurisdiction set forth in the preamble to this Agreement.





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                          b.      Authority.  The Holder has all necessary
power and authority to enter into and carry out this Agreement. This Agreement is the valid and binding obligation of the Holder, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws and principles now or hereafter in effect relating to or affecting the enforcement of creditors' rights in general and by general principles of equity and except that the enforcement of the indemnity provisions of Paragraph 5 may be limited by federal or state securities laws, other laws or the public policy underlying any of such laws.

                          c.      No Violation.  Neither the execution,
delivery and performance by the Holder of this Agreement nor the consummation of the transactions contemplated hereby, will: (i) violate any provision of any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Holder or any of its properties or assets is subject, which violation could have, singly or in the aggregate, a material adverse effect on the Holder or its ability to perform its obligations under this Agreement; or (ii) violate, breach, constitute a default under, permit the termination or acceleration of, or result in the creation of any Lien upon any material property of the Holder under any agreement, instrument or obligation to which the Holder is a party or by which the Holder or any of its properties or assets is bound, which violation, breach, default, termination, acceleration or Lien could have, singly or in the aggregate, a material adverse effect on the Holder its ability to perform its obligations under this Agreement.

                          d.      No Consents.  No notice to or filing with,
and no authorization, consent or approval of, any domestic or foreign court or any public or governmental body or authority is necessary for the consummation by the Holder of the transactions contemplated by this Agreement or the receipt of the Exchange Shares except: (i) as may be required under the 1933 Act, the securities or Blue Sky laws of any jurisdiction or the corporate laws of the State of Nevada; (ii) notices or filings of which the failure to give or make, or authorizations, consents and approvals of which the failure to obtain, is based on information given to the Holder by Issuer with respect to Issuer or Issuer's business, operations or ownership; and (iii) notices or filings of which the failure to give or make, and authorizations, consents and approvals of which the failure to obtain, would not individually or in the aggregate, have a material adverse effect on the Holder or adversely affect Holder's ability to consummate the transactions contemplated by this Agreement.

                          e.      Investment Intent.  The Holder is acquiring
the Exchange Shares solely for the Holder's own account and not with a view to, or for resale in connection with, any distribution thereof. The Holder understands that the Exchange Shares have not





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been registered under the 1933 Act by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of the Holder's investment intent as expressed in this Subparagraph (e).

                          f.      Restricted Securities.  The Holder
understands that the Exchange Shares may not be sold, transferred or otherwise disposed of without registration and/or qualification under the 1933 Act and any applicable state securities laws or Blue Sky Laws, or an exemption therefrom, and that in the absence of appropriate registration and/or qualification, or exemption therefrom, the Exchange Shares must be held indefinitely. The Holder further understands that the Issuer will take no action to effect or facilitate such registration and/or qualification for at least four years from the date of this Agreement. The Holder will not sell, transfer or otherwise dispose of the Exchange Shares except pursuant to appropriate registration and/or qualification or an appropriate exemption therefrom. Further, the Holder understands that the Issuer will require, as a condition to any transfer of the Exchange Shares, that any transferee of the Exchange Shares enter into an agreement by which such transferee will waive its dividends rights and rights to distributions upon liquidation of the Issuer in substantially the manner set forth in Paragraph 1.b. The Holder agrees to the placement of a legend on the certificate or certificates representing the Exchange Shares setting forth the foregoing restrictions, in addition the legend set forth in Paragraph 1.b.

                          g.      Experience.  The Holder has such knowledge
and experience in financial and business matters and in making investments of this type that it is capable of evaluating the merits and risks of acquiring the Exchange Shares.

                          h.      Receipt of Information.  The Holder has been
furnished access to Issuer's business records relating to the Exchange Shares, and such additional information and documents as the Holder has requested, and has been afforded an opportunity to ask questions of and receive answers from representatives of Issuer concerning the terms and conditions of this Agreement and the acquisition of the Exchange Shares.

                          i.      Accredited Investor.  The Holder is an
"accredited investor," as such term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission under the 1933 Act.

                          j.      No Dividends or Distributions.  The Holder
understands that the Exchange Shares are shares of Common Stock, except that, by virtue of the Holder's waiver of dividend and distribution rights in Paragraph 1.b and for the period set froth in such paragraph, the Exchange Shares do not entitle the Holder to receive dividends as may be declared by the Board of Directors of





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the Issuer from time to time or to receive distributions in the event of liquidation of the Issuer.

                          k.      No Brokers or Finders.  The Holder has
retained no finder or broker in connection with the transactions contemplated by this Agreement and hereby agrees to indemnify and hold Issuer harmless from any liability for any commission or compensation in the nature of an agent's fee to any broker or other individual or entity (and the costs and expenses of defending against such liability or asserted liability) arising from any act by the Holder or any of its agents.

                 4. Survival of Representations and Warranties. All representations and warranties set forth in this Agreement shall survive the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement, for the period of any applicable statutes of limitations.

                 5. Indemnification. Each party agrees to indemnify, defend and hold harmless the other party from any claim, demand, loss, liability, damage or expense, including, without limitation, interest, penalties and reasonable attorneys' fees and costs of investigation, incurred as a result of any material inaccuracy, misrepresentation or breach of any representation, warranty, covenant or agreement on the part of such party under or pursuant to this Agreement and the Exhibits and Schedules hereto, if any.

                 6.       General Provisions.

                          a.      Notices.  All notices, requests, demands and
other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by facsimile with receipt acknowledged, or upon delivery, if delivered personally or by a recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                 If to Issuer:             CHINA RESOURCES DEVELOPMENT, INC.
                                           Room 2005, 20th Floor
                                           Universal Trade Center
                                           3-5A Arbuthnot Road
                                           Central, Hong Kong
                                           Attn: Mr. Li Shunxing, President
                                           Telephone No.: (852) 2810-6226
                                           Facsimile No.: (852) 2810-6963

                 With a copy to:           BAKER & HOSTETLER
                                           Post Office Box 112
                                           Orlando, FL  32802-0112
                                           Attn: Kenneth C. Wright





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                                           Telephone No.: (407) 649-4000
                                           Facsimile No.: (407) 841-0168

                 If to Holder:             EVERBRIGHT FINANCE &
                                           INVESTMENT CO. LIMITED
                                           23/F., Office Tower
                                           Convention Plaza
                                           1 Harbour Road
                                           Wanchai, Hong Kong
                                           Attn: Mr. I.P. Zhang, Director
                                           Telephone No.: (852) 2537-6689
                                           Facsimile No.: (852) 2526-9912

                 Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

                          b.      Entire Agreement.  This Agreement (including
the Schedules and Exhibits, if any, to this Agreement) constitutes the entire agreement between the parties with respect to its subject matter and no party shall be entitled to benefits other than those specified herein, and all prior agreements, statements, representations and warranties with respect to the subject matter of this Agreement are superseded by this Agreement.

                          c.      Amendments and Waivers.  Neither this
Agreement, nor any of its provisions, may be amended or modified in any way, except by express written agreement of the parties hereto. Neither any obligation of a party to this Agreement, nor any breach or default by a party under this Agreement, may be changed, waived, discharged or terminated except by a statement in writing signed by the party against which the enforcement of such change, waiver, discharge or termination is sought. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. Notwithstanding the foregoing, the Holder shall have no power to revoke, and the Issuer shall have no power to allow the revocation of, the Holder's waiver of dividend and distribution rights and the restrictions on public trading set forth in Paragraph 1.b.

                          d.      Successors and Assigns.  This Agreement shall
be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, executors, administrators, legal representatives and assigns.

                          e.      Severability.  If any provision of this
Agreement shall be construed as invalid, illegal or unenforceable for any reason and in any respect, and if the extent of such invalidity, illegality or unenforceability does not destroy the basis of the bargain herein, the validity, legality and





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enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the remainder of this Agreement shall remain in full force and effect, enforceable in accordance with its terms as if such provisions had not been included, or had been modified as provided below, as the case may be. To carry out the intent of the parties hereto as fully as possible, the invalid, illegal or unenforceable provision(s) , if possible, shall be deemed modified to the extent necessary and possible to render such provision(s) valid and enforceable.

                          f.      Headings.  The captions and headings to the
Paragraphs and Subparagraphs of this Agreement are inserted for purposes of convenience only, are not part of this Agreement and shall be given no force or effect in construing or interpreting the meaning of this Agreement or any of its provisions.

                          g.      Counterparts.  This Agreement shall be in
writing and may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                          h.      Expenses.  Issuer and the Holder shall each
pay its own expenses with respect to this Agreement and the transactions contemplated hereby; provided that Issuer shall pay any stamp or other taxes (excluding income taxes) which may be payable upon the issuance of the Exchange Shares.

                          i.      Governing Law and Venue.  This Agreement
shall be governed by and construed, interpreted and enforced in accordance with the law of the State of Florida without reference to the conflict of laws principles thereof. The courts of Florida in the Ninth Judicial Circuit, and the United States District Court for the Middle District of Florida (Orlando Division), shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The Holder hereby consents to the jurisdiction of such courts.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized signatories, effective as the date first set forth above.


                                        "Issuer"

                                        CHINA RESOURCES DEVELOPMENT, INC.,
                                        a Nevada corporation


                                        By:  /s/ Li Shunxing
                                           ------------------------------------
                                              Li Shunxing, President





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                                        "Holder"

                                        EVERBRIGHT FINANCE & INVESTMENT CO.
                                        LIMITED, a Hong Kong company


                                        By: /s/  Zhang Yibing
                                           --------------------------------
                                           Zhang Yibing, Director and
                                           Authorized Signatory









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